UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2017

ASTA FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35637	22-3388607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sylvan Avenue

Englewood Cliffs, NJ 07632

(201) 567-5648

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

Item 1.01      Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On December 13, 2017, Asta Funding, Inc., a Delaware corporation (the “Company” or “Asta”) entered into a Securities Purchase Agreement (the “Purchase Agreement) with CBC Holdings LLC, a Delaware limited liability company (the “Buyer”). Under the Purchase Agreement, the Company sold all of the issued and outstanding equity capital of CBC Settlement Funding, LLC, its wholly owned subsidiary engaging in structured settlements (“CBC”), for an aggregate purchase price of approximately $10.5 million. Of the aggregate purchase price, approximately $4.49 million was paid in cash, and $5.75 million is to be paid under a promissory note at an annual interest rate of 7% to be paid quarterly to the Company and to be secured as described below. The remaining amount of the aggregate purchase price was paid as reimbursement of certain invoices of CBC.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 and incorporated by reference herein.

Secured Promissory Note and Guarantee

As described above, $5.75 million of the aggregate purchase price under the Purchase Agreement is to be paid under the Secured Promissory Note (the “Promissory Note”), entered into between the Buyer and the Company, at an annual interest rate of 7% to be paid quarterly to the Company and to be secured pursuant to the Security Agreement described below.

In connection with the execution of the Promissory Note, certain affliates of the Buyer agreed to enter into a guarantee (the “Guarantee”) on a joint and several basis of the Buyer’s obligations under the Promissory Note, for and on behalf of the Company.

The foregoing descriptions of the Promissory Note and the Guarantee do not purport to be complete and are qualified in their entirety by reference to the full text of the Promissory Note and the Guarantee, which are filed as Exhibit 10.2 and Exhibit 10.3, respectively, hereto and incorporated by reference herein.

Security Agreement

On December 13, 2017, the Company and an affiliate of the Buyer entered into a Security Agreement (the “Security Agreement). Under the Security Agreement, the promissory note will be secured by a first priority security interest in and lien on such Buyer’s affiliates’ rights to certain servicing fees.

The foregoing description of the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Security Agreement, which is filed as Exhibit 10.4 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated as of December 13, 2017, by and between CBC Holdings LLC and Asta Funding, Inc.

10.2	Secured Promissory Note, dated as of December 13, 2017, by and between CBC Holdings LLC and Asta Funding, Inc.

10.3	Guarantee, dated as of December 13, 2017, by and among 777 Partners, LLC and SuttonPark Capital LLC, for and on behalf of Asta Funding, Inc.

10.4	Security Agreement, dated as of December 13, 2017, by and between SuttonPark Servicing LLC and Asta Funding, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asta Funding, Inc.

Date: December 19, 2017	By:	/s/ Bruce R. Foster
	Name:	Bruce R. Foster
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated as of December 13, 2017, by and between CBC Holdings LLC and Asta Funding, Inc.

10.2	Secured Promissory Note, dated as of December 13, 2017, by and between CBC Holdings LLC and Asta Funding, Inc.

10.3	Guarantee, dated as of December 13, 2017, by and among 777 Partners, LLC and SuttonPark Capital LLC, for and on behalf of Asta Funding, Inc.

10.4	Security Agreement, dated as of December 13, 2017, by and between SuttonPark Servicing LLC and Asta Funding, Inc.